UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On March 24, 2020, Village Farms International, Inc. (the “Company” or “Village Farms”) issued a press release announcing that it has completed its previously announced underwritten public offering (the “Public Offering”) of 3,125,000 common shares in the capital of the Company (“Common Shares”), plus the exercise in full of the over-allotment option of an additional 468,750 Common Shares, in each case at a price of $3.20 per Common Share (the “Public Offering Price”), for aggregate gross proceeds to the Company of $11,500,000 (Canadian dollars). A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On March 24, 2020, Beacon Securities Limited, the underwriter in the Public Offering (the “Underwriter”) fully exercised its over-allotment option to purchase an additional 468,750 Common Shares at the Public Offering Price. As a result of the Underwriter’s exercise of its over-allotment option, the number of Common Shares sold in the Public Offering increased to 3,593,750 Common Shares and the aggregate gross proceeds to the Company increased to $11,500,000 (Canadian dollars).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Title
99.1	Press Release dated March 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2020

VILLAGE FARMS INTERNATIONAL, INC.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer